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                                                                      EXHIBIT 21

                                     [LOGO]

                       SUBSIDIARIES OF THE BRINK'S COMPANY
                             AS OF DECEMBER 31, 2004

          (Percentage of Voting Securities 100% unless otherwise noted)

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                                                                                               Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
The Pittston Company (Delaware)                                                                    Delaware
Glen Allen Development, Inc.                                                                       Delaware
     Liberty National Urban Renewal Development Company, LLC (32.5%)                               Delaware
     New Liberty Residential Company, LLC (17.5%)                                                  New Jersey
Pittston Services Group, Inc.                                                                      Virginia
     Brink's Holding Company                                                                       Delaware
         Brink's Home Security, Inc.                                                               Delaware
              Brink's Guarding Services, Inc.                                                      Delaware
              Brink's Home Security Canada Limited                                                 Canada
         Brink's, Incorporated ("BI")                                                              Delaware
              Brellis Partners, L.P. (50% Partnership BI)                                          Virginia
              Brink's Antigua Ltd. (47% BI)                                                        Antigua
              Brink's Express Company                                                              Illinois
              Security Services (Brink's Jordan) Company Ltd. (45%)                                Jordan
              Brink's (Liberia) Inc. (98.04%)                                                      Liberia
              Servicio Pan Americano de Proteccion S.A. ("Serpaprosa") (20% by Trust,
              BI is Settlor of Trust)                                                              Mexico
                  Canamex (51% Serpaprosa)                                                         Mexico
                  Inmobiliaria, A.J., S.A. de C.V. (99.9% Serpaprosa)                              Mexico
                  Productos Pan Americano de Proteccion, S.A. de C.V. (99.9% Serpaprosa)           Mexico
                  Operadora Especializada de Transportes, S.A. de C.V.                             Mexico
                  Procesos Integrales en Distribucion y Logistica, S.A. de C.V.
                  (99.9% Serpaprosa)                                                               Mexico
              Brink's St. Lucia Ltd. (26.3% BI)                                                    St. Lucia
              Brink's Security International, Inc. ("BSI")                                         Delaware
                  Brink's Brokerage Company, Inc.                                                  Delaware
                  Brink's C.l.S., Inc.                                                             Delaware
                  Brink's Global Services USA, Inc.                                                Delaware
                  Brink's Global Services International, Inc.                                      Delaware
                  Brink's Global Services KL, Inc.                                                 Delaware
                  Brink's International Management Group, Inc.                                     Delaware
                  Brink's Network, Incorporated                                                    Delaware
                  Brink's Vietnam, Incorporated                                                    Delaware
                  Brink's Philippines, Inc.                                                        Delaware
                  Brink's Argentina S.A. (BI owns 4.3%)                                            Argentina
                  Brink's Asia Pacific Limited (99%, BI owns 1%)                                   Hong Kong
                  Brink's Asia Pacific Pty Ltd.                                                    Australia
                  Brink's Australia Pty. Limited                                                   Australia
                  A.C.N. 081 163 108 Pty Ltd.                                                      Australia
                  Brink's Europe N.V.                                                              Belgium
                  Brink's Belgium S.A.                                                             Belgium
                  Cavalier Insurance Company, Ltd.                                                 Bermuda
                  Brink's Bolivia S.A. (99.68%, BI owns .32%)                                      Bolivia
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                                                                                               Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
                  Brink's Global Services FZE                                                      Dubai (UAE)
                  Brink's EMEA SAS                                                                 France
                  Brink's France S.A. (99.98%)                                                     France
                      GIE Armonia                                                                  France
                      Brink's Antilles Guyanne, SARL (nominal interest
                           held by Brink's Evolution)                                              Guadeloupe
                      Brink's Controle Securite, SARL (nominal interest
                           held by Brink's Evolution)                                              France
                      Brink's Controle Securite Reunion, SARL (nominal
                           interest held by Brink's Evolution)                                     St. Denis
                      Brink's Evolution, SARL (nominal interest held by
                           Brink's Guard)                                                          France
                      Brink's Formation, SARL (nominal interest
                           held by Brink's Evolution)                                              France
                      Brink's Guard, SARL (nominal interest
                           held by Brink's Evolution)                                              France
                      Brink's Services, SARL (nominal interest
                           held by Brink's Evolution)                                              France
                      Assistance Securite Aeroportuaire SARL (nominal interest
                           held by Brink's Evolution)                                              France
                      Brink's Maroc (65%)                                                          Morocco
                      Brink's Protection Privee SA                                                 France
                      Brink's Reunion, SARL (nominal interest
                           held by Brink's Evolution)                                              St. Denis
                      Brink's Recherche et Developpement  (nominal interest
                           held by Brink's Guard)                                                  France
                      Protecval SARL                                                               France
                      O.T.G.S., S.A.                                                               France
                      Marteenval, N.V.                                                             Neth. Antilles
                  Brink's Beteiligungsgesellschaft mbH ("BBmbH") (BI owns 1%)                      Germany
                      Brink's Verwaltungsgesellschaft mbH ("BVmbH")(99.9%)                         Germany
                      Brink's - Deutscheland GMBH (BBmbH 99.9%, BVmbH .1%)                         Germany
                           Brink's Sicherheit GmbH                                                 Germany
                      Security Consulting & Services GmbH                                          Germany
                  Brink's Far East Limited (99.99% Bl.01%)                                         Hong Kong
                  Brink's Arya India Private Limited (40%)                                         India
                  Brink's Allied Ltd. (50%)                                                        Ireland
                      Brink's Ireland Ltd.                                                         Ireland
                      Allied Couriers Ltd.                                                         Ireland
                  Brink's-Team 3 Limited (99.9%)                                                   Ireland
                  Brink's Holdings Limited                                                         Israel
                      Brink's Israel, Ltd. (70%)                                                   Israel
                           Courier Services, Ltd. (99.9%)                                          Israel
                  Brink's Diamond & Jewelery Services (International) (1993) Ltd.
                  (99.9% Bl.1%)                                                                    Israel
                  Brink's Global Services, S.r.l.(99.99% Bl .01%)                                  Italy
                  Brink's Japan Limited                                                            Japan
                  Brink's Luxemborg SA                                                             Luxemborg
                  Brink's Global Services, S.A. de C.V. (98%, BI owns 2%)                          Mexico
                  Brink's International, C.V. (BSI is General Partner)                             Netherlands
                      Brink's Chile S.A. (73.95% beneficial owner)                                 Chile
                      Brink's de Colombia, S.A. (58% beneficial owner)                             Colombia
                           Domesa de Colombia S.A. (69.99%, 30% Bolivar Business)                  Colombia
                           Procesos & Canje S.A. (49.99%)                                          Colombia
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                                                                                               Jurisdiction
Company                                                                                       of Incorporation
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

                      Brink's Canada Holdings, B.V.                                                Netherlands
                           Brink's Canada Limited                                                  Canada
                               Brink's Security Company, Limited                                   Canada
                      Centro Americana de Inversiones Balboa C.A. (beneficial owner)               Panama
                           Hermes Transporte Blindados S.A. (31.04% by Centro, 4.9% BI)            Peru
                      Brink's Dutch Holdings, B.V.                                                 Netherlands
                           Brink's Hellenic Holdings, B.V. ("BHH")                                 Netherlands
                           Athena Marathon Holdings, B.V. ("AMH")                                  Netherlands
                           Apollo Acropolis Holdings, B.V. ("AAH")                                 Netherlands
                           Hermes Delphi Holdings, B.V, ("HDH")                                    Netherlands
                           Zeus Oedipus Holdings, B.V. ("ZOH")                                     Netherlands
                               Hellenic Brink's Commercial Societe Anonyme of
                               Provision of Services of Information Technology
                               ("Hellenic Brink's")
                               (20% each BHH, AMH, AAH, HDH, ZOH)                                  Greece
                                    Hermes Security S.A. (97%)                                     Greece
                                        Hermes Avsec S.A.                                          Greece
                                        Airsec Services S.A. (52%)                                 Greece
                                        S.A. of Provision of Services in
                                        Transportation d/b/a/ Brink's Hermes
                                        (68% Hellenic Brink's, 32% Hermes Security)                Greece
                                        Hellenic Reception and Processing Centre of
                                        Electronic Signals - Private Firm d/b/a Hellenic
                                        Central Station (10%)                                      Greece
                      Servicio Pan Americano de Proteccion CA (60.98% beneficial owner)            Venezuela
                           Aeropanamericano, C.A.                                                  Venezuela
                               Aero Sky Panama S.A.
                           Artes Graficas Avenzadas 98, C.A.                                       Venezuela
                           Blindados del Zulia Occidente, C.A.                                     Venezuela
                           Blindados de Oriente, S.A.                                              Venezuela
                           Blinadados Panamericanos, S.A.                                          Venezuela
                           Blindados Centro Occidente, S.A.                                        Venezuela
                           Bolivar Business, S.A.                                                  Panama
                               Domesa de Colombia, S.A. (30%)
                               Domesa Courier Corporation                                          Florida
                               Panamerican Protective Service Sint Maarten, N.V.                   Neth.  Antilles
                               Pan American Protective Service, Inc.                               Florida
                               Radio Llamadas Panama, S.A.                                         Panama
                               Servicio Panamericano de Proteccion Curacao, N.V.                   Neth.  Antilles
                                    Domesa Curacao, N.V.                                           Neth.  Antilles
                                    Domesa Aruba, N.V.                                             Aruba
                                    Servicio Panamericano de Vigilancia Curacao, N.V.              Neth Antilles
                           Documentos Mercantilles S.A.                                            Venezuela
                           Instituto Panamericano C.A.                                             Venezuela
                           Intergraficas Panama S.A.
                           Panamaericana de Vigliancia, S.A.                                       Venezuela
                           Transporte Expresos, C.A.                                               Venezuela
                           Grapho Formas Petare, C.A. (70%)                                        Venezuela
                               Centro Americana de Inversiones La Restinga, C.A.                   Panama
                  Brink's Panama S.A. (49%)                                                        Panama
                  Inmobiliaria Brink's Panama S.A. (49%)                                           Panama
                  Brink's Poland S.p.zo.o (BI owns 1%)                                             Poland
                  Brink's Puerto Rico, Inc.                                                        Puerto Rico

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                                                                                               Jurisdiction
Company                                                                                       of Incorporation
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

                  Brink's International Holdings AG (99.82%, BGS USA .11%, BI .06%)                Switzerland
                      Brink's Switzerland AG                                                       Switzerland
                      Brink's Diamond & Jewelry Services BVBA                                      Belgium
                      Transpar - Brink's ATM Ltda.                                                 Brazil
                           Brink's Valores Agregados Ltda.                                         Brazil
                           Brinks Seguranca e Transporte de Valores Ltda.                          Brazil
                             TGV Transportadora de Valores e Vigilancia Ltda.                      Brazil
                           BVA-Brink's Valores Agregados Ltda.                                     Brazil
                      Brink's Hong Kong Limited (90%)                                              Hong Kong
                      Brink's Global Services Korea Limited (80%)                                  Korea
                      Brink's Nederland B.V.                                                       Netherlands
                           Brink's Geldverwerking B.V.                                             Netherlands
                      Brink's Singapore Pte. Ltd.                                                  Singapore
                      Brink's (Southern Africa) (Proprietary) Ltd.                                 South Africa
                  Brink's Taiwan Security Limited                                                  Taiwan
                  Brink's (Thailand) Limited (40%)                                                 Thailand
                  Brink's Tasima Hizmetleri A.S. (96%)                                             Turkey
                  Brink's Europe Ltd. (U.K.) (BI owns nominal share)                               U.K.
                  Brink's (UK) Limited ("Brink's UK") (BI owns nominal share)                      U.K.
                      Brink's Commercial Services Ltd. (BSI owns nominal share)                    U.K.
                      Brink's Diamond & Jewellery Services Ltd. (BSI owns nominal share)           U.K.
                      Brink's Limited (BSI owns nominal share)                                     U.K.
                           Brink's (Gibraltar) Limited (99%)                                       Gibraltar
                           Brink's Limited (Bahrain) EC (99.67%)                                   Bahrain
                           Brink's Security Limited (Brink's UK owns nominal share)                U.K.
                           Quarrycast Commercial Limited (Brink's UK 50%)                          U.K.
                  Brink's Global Services, Ltd.                                                    U.K.
         Brink's Finance Company Inc.                                                              Delaware
     BAX Holding Company                                                                           Virginia
         BAX Finance Inc.                                                                          Delaware
         BAX Global Inc.                                                                           Delaware
              BAXAIR Inc.                                                                          Delaware
                  Air Transport International Limited Liability Company ("ATI")
                      (BAX 99%, BAXAIR 1%)                                                         Nevada
              BAX Global International Inc.                                                        Delaware
                  Burlington Air Express (Brazil) Inc.                                             Delaware
                  Burlington Air Express (Dubai) Inc.                                              Delaware
                  Burlington Air Express Services Inc.                                             Delaware
                  Burlington Network Inc.                                                          Delaware
                  BAX Global (Argentina) S.R.L.                                                    Argentina
                  BAX Global Holdings Pty. Ltd. (nominal interest held by BAX Global Inc.)         Australia
                      BAX Global Aust. Pty. Ltd.                                                   Australia
                      A.F.C.A.B. Pty Ltd (11%)                                                     Australia
                      BAX Global Cartage Pty. Limited                                              Australia
                  BAX Global do Brasil Ltda.                                                       Brazil
                  BAX Global (Canada) Ltd.                                                         Canada
                      797726 Ontario Inc.                                                          Canada
                  BAX Global Services Chile Limitada                                               Chile
                  Xiamen BAX Global Warehousing Co. Ltd.                                           China
                  BAX Global A/S                                                                   Denmark
                  BAX Global SAS                                                                   France
                  BAX Global GmbH                                                                  Germany
                      BAX Global GmbH                                                              Austria
                      BAX Global Kft.                                                              Hungary

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                                                                                               Jurisdiction
Company                                                                                       of Incorporation
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

                  BAX Global Limited ("BAX HK")                                                    Hong Kong
                      BAX Global Logistics Limitada                                                Macau
                           BAX Global (China) CO., LTD.                                            China
                      BAX Global Freight Forwarding (Guangzhou) Company Limited                    China
                      BAX Global Warehousing (Suzhou) Co. Ltd. (75%)                               China
                  Indian Enterprises Inc.                                                          Delaware
                      Indian Associates Inc.                                                       Delaware
                           BAX Global India Limited (65%, BAXI 35%)                                India
                  BAX Express Limited (Ireland)                                                    Ireland
                  BAX Global (Israel) Ltd.                                                         Israel
                  BAX Global S.r.l.                                                                Italy
                      CSC Customs and Management Services S.r.l.                                   Italy
                  BAX Global Japan K.K.                                                            Japan
                  BAX Global Korea Co. Ltd. (51%)                                                  South Korea
                  BAX Global (Malaysia) Sdn. Bhd.                                                  Malaysia
                      BAX Global Imports (Malaysia) Sdn. Bhd. (40%, nominal interest
                      held by BAX Global Inc.)                                                     Malaysia
                  BAX Global, S.A. de C.V.                                                         Mexico
                  BAX Global Networks B.V.                                                         Netherlands
                      BAX Global B.V.                                                              Netherlands
                           BAX Global N.V./S.A.(Belgium)                                           Belgium
                           BAX Global Pte Ltd.                                                     Singapore
                      BAX Global Logistics Holding B.V.                                            Netherlands
                           BAX Global Logistics B.V.                                               Netherlands
                           Logicenter, B.V.                                                        Netherlands
                           Chip Electronic Services B.V. (50%)                                     Netherlands
                  BAX Global (N.Z.) Ltd.                                                           New Zealand
                  BAX Global (Peru) S.R.L.                                                         Peru
                  BAX Global Inc.                                                                  Philippines
                      BAX Holdings, Inc. (60%, 40% BAXI)                                           Philippines
                  Burlington-Transmaso Air Express Lda. (50%)                                      Portugal
                  BAX Global Transitarios Ltda. (nominal interest held by BAX Global Inc.)         Portugal
                  Continental Freight (Pty) Ltd.                                                   South Africa
                      BAX Global (Proprietary) Limited                                             South Africa
                      Traco Freight (Pty) Ltd.                                                     South Africa
                  BAX Global S.A.                                                                  Spain
                  BAX Global Holdings S.L.                                                         Spain
                      BAX Global Logistics (Shanghai) Co., Ltd.                                    China
                      BAX Global Logistics (Shenzhen) Co., Ltd.                                    China
                      BAX Global (Xiamen) Warehousing CO., LTD                                     China
                      Pittston International Finance Company, Ltd.                                 Ireland
                      BAX Global (UK) Limited                                                      U.K.
                               Alltransport Holdings Limited                                       U.K.
                               Alltransport International Group Limited                            U.K.
                               Alltransport Warehousing Limited                                    U.K.
                               BAX Global Limited                                                  U.K.
                               BAX Global Ocean Services Limited                                   U.K.
                               WTC Air Freight (U.K.) Limited                                      U.K.
                               BAX Logistics Limited                                               U.K.
                               BAX Logistics International, Inc.                                   Philippines
                               BAX Global spol. s.r.o. (20%, 80% BAX Global Holdings S.L.)         Czech Republic
                               BAX Global EPE Transportation-Freight Forwarding &
                                 Logistics Solutions (.0016%, 99.9984% BAX Global Holdings
                                 S.L.)                                                             Greece
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

                                                                                               Jurisdiction
Company                                                                                       of Incorporation
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

                  BAX Global Aktiebolag                                                            Sweden
                  BAX Global AG                                                                    Switzerland
                  BAX Global (Taiwan) Ltd.                                                         Taiwan
                  BAX Global (Thailand) Limited                                                    Thailand
              BAX Funding Corporation                                                              California
              Burlington Airline Express Inc.                                                      Delaware
              Burlington Land Trading Inc.                                                         Delaware
              Highway Merchandise Express, Inc.                                                    California
              WTC Airlines, Inc.                                                                   Delaware
              WTC SUB                                                                              California
         Brink's Administrative Services Inc.                                                      Delaware
Pittston Minerals Group Inc.                                                                       Virginia
     Pittston Coal Company                                                                         Delaware
         American Eagle Coal Company                                                               Virginia
         Heartland Coal Company                                                                    Delaware
         Maxxim Rebuild Company, Inc.                                                              Delaware
         Pittston Forest Products, Inc.                                                            Virginia
         Addington, Inc.                                                                           Kentucky
         Appalachian Mining, Inc.                                                                  West Virginia
              Molloy Mining, Inc.                                                                  West Virginia
         Vandalia Resources, Inc.                                                                  West Virginia
         Pittston Coal Management Company                                                          Virginia
         Pittston Coal Sales Corp.                                                                 Virginia
         Pittston Coal Terminal Corporation                                                        Virginia
         Pyxis Resources Company                                                                   Virginia
              HICA Corporation                                                                     Kentucky
              Holston Mining, Inc.                                                                 West Virginia
              Motivation Coal Company                                                              Virginia
              Paramont Coal Corporation                                                            Delaware
         Sheridan-Wyoming Coal Company, Incorporated                                               Delaware
         Thames Development, Ltd.                                                                  Virginia
              Buffalo Mining Company                                                               West Virginia
              Clinchfield Coal Company                                                             Virginia
              Dante Coal Company                                                                   Virginia
              Eastern Coal Corporation                                                             West Virginia
              Elkay Mining Company                                                                 West Virginia
              Jewell Ridge Coal Corporation                                                        Virginia
              Kentland-Elkhorn Coal Corporation                                                    Kentucky
              Lorado Reclamation Company                                                           Virginia
              Meadow River Coal Company                                                            Kentucky
              Pittston Coal Group, Inc.                                                            Virginia
              Ranger Fuel Corporation                                                              West Virginia
              Sea "B" Mining Company                                                               Virginia
              Pittston Synfuel Company                                                             Virginia
     Pittston Mineral Ventures Company                                                             Delaware
              PMV Gold Company                                                                     Delaware
                  MPI Gold (USA) Ltd.                                                              Nevada
                  Pittston Nevada Gold Company (50%, 50% by MPI Gold (USA) Ltd.)                   Delaware
              Pittston Mineral Ventures International Ltd.                                         Delaware
              Pittston Investments Australia Pty. Ltd.                                             Australia
              Mineral Ventures of Australia Pty Ltd. (75%, 25% ATI)                                Australia
                  Carbon Ventures Pty. Limited                                                     Australia
                      International Carbon (Aust.) Pty. Limited                                    Australia
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

                                                                                               Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------

                  Pittston Australasian Mineral Exploration Pty Limited                            Australia
                  Pittston Black Sands of Western Australia Pty Limited                            Australia
                  Western Australian Minerals Company Pty. Ltd.                                    Australia



NOTE: Subsidiaries that are not majority owned do not constitute "Subsidiaries" for the purposes of this Schedule. They have been left on the Schedule so as to make the ownership structure clear.


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